UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08025

Global Income Fund, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices)     (Zipcode)

Thomas B. Winmill, President
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 1/1/07 - 06/30/07

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders

GLOBAL INCOME FUND

SEMI-ANNUAL REPORT

June 30, 2007

American Stock Exchange Symbol:
GIF

11 Hanover Square

New York, NY 10005

www.globalincomefund.net

COUNTRY ALLOCATION*

PORTFOLIO ANALYSIS*

Currency Allocation

Eurodollar	51%
U.S. Dollar	23%
Australian Dollar	13%
British Pound	6%
Canadian Dollar	5%
98%

Ratings

AAA	32%
AA	21%
A	31%
BBB	6%
<BBB	2%
NR	6%
98%

*	Country allocation and portfolio analysis use approximate percentages of total net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Ratings are not a guarantee of credit quality and may change. NR means “not rated.”

GLOBAL INCOME FUND
American Stock
	Exchange Symbol:	GIF

11 Hanover Square, New York, NY 10005

www.globalincomefund.net

July 19, 2007

Fellow Shareholders:

It is a pleasure to submit this Semi-Annual Report for Global Income Fund and to welcome our new shareholders who find the Fund’s quality approach to global income investing attractive. The primary and fundamental objective of the Fund is to provide a high level of income. The Fund’s secondary, non-fundamental investment objective is capital appreciation. Global Income Fund currently pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities and closed end funds that invest significantly in income producing securities. The amount Global Income Fund may invest in any one closed end fund is limited to 3% of the closed end fund’s total outstanding stock. Global Income Fund also may own shares of open end funds (mutual funds) as a result of a restructuring of a closed end fund, or for short term liquidity. Global Income Fund is non-diversified and may allocate up to 35% of its assets in below investment grade debt that management deems attractive.

Effective February 1, 2007, the Investment Policy Committee of the Investment Manager assumed portfolio management responsibility for the Fund. We are pleased by this development, which provides a broader range of views in seeking the Fund’s investment objectives.

Market Report

U.S. economic activity, according to the Federal Reserve, continued to expand from mid-April through May with consumer spending and retail sales generally improving and tourism robust, notwithstanding higher gasoline prices. Recently, the Institute for Supply Management reported that its index of manufacturing activity registered its strongest monthly gain since April 2006. According to a recent Wall Street Journal survey of forecasters, economic growth in the United States is likely to recover over the course of the year and the outlook for the economy is positive. Caution, however, is suggested by a report of the U.S. Commerce Department that factory orders decreased during May in a broad-based decline.

In Europe, economic strength is reflected in the recent low in unemployment as reported by Eurostat, the European Union’s statistics agency. In the European Union, which comprises the 13 countries that use the euro, factories are reportedly hiring workers at the fastest pace since October 2000. Encouragingly, the European Commission is expecting the euro zone’s economic growth to be approximately 2.6% this year, a slight decline from 2.7% in 2006. Amidst this growth, inflation appears modest with Eurostat reporting producer prices rising only about 2.3% in the 12 months through May 2007.

The Asian region is also showing strength. In April, Japan’s jobless rate dropped to 3.8%, its lowest level in nine years according to Japan’s Ministry of Internal Affairs and Communications. Meanwhile, overall household spending in Japan rose 1.1% in April from a year earlier. It appears that the policy of the Bank of Japan of setting the overnight call rate at 0.75% may be resulting in an expanding base of economic growth.

Global Allocation

Given this generally favorable economic environment, the Fund’s strategy in the first half of 2007 was to hold its assets in primarily investment grade fixed income securities denominated in major world currencies and issued by organizations across many countries and in closed end funds. At June 30, 2007, the Fund held securities of sovereign nations, corporations, and other organizations based in the Netherlands, Canada, United Kingdom, Australia, France, Germany, United States, Austria, Sweden, Japan, Mexico, Hungary, Cyprus, and

Korea. Of these securities approximately 51% were in Eurodollars, 23% in U.S. dollars, 13% in Australian dollars, 6% in British pounds, and 5% in Canadian dollars. All but approximately 8% of the Fund’s portfolio investments are considered investment grade by actual or deemed rating, or in cash or cash equivalents. Closed end fund holdings comprised approximately 1% of the Fund’s investments.

For the first half of 2007, the Fund had a market total return on the American Stock Exchange of (.90)%. Net asset value total return, however, was 3.49%, gratifying results for our flexible global allocation process. We believe this approach provides a sound, quality, fixed income strategy for investors over the long term. Our current view of markets suggests that the Fund will benefit over the course of 2007 from a quality portfolio selection strategy, investing globally in investments in multiple currencies and in closed end funds.

Distribution Policy

Under the current managed distribution policy, distributions of approximately 5% of the Fund’s net asset value per share on an annual basis are paid primarily from ordinary income and any net realized capital gains, with the balance representing return of capital. As of June 30, 2007, the first half distribution of $0.11 per share would include approximately 55%, 0%, and 45% from ordinary income, net realized capital gains, and return of capital, respectively. This is an estimate based on unaudited information available as of June 30, 2007 and is subject to change. The estimated components of each distribution are provided to shareholders of record in a notice accompanying the distribution. Actual amounts may be re-characterized for tax purposes after year end 2007. In January, shareholders receive information concerning the taxable status of the dividend distributions that were paid to shareholders of record in the 12 months ended December 31, 2007.

The managed quarterly distribution policy is subject to review by the Board of Directors and the amount of the distribution may vary depending on the Fund’s net asset value per share at the time of declaration. Although the dollar amount of the distributions cannot be predicted, we continue to believe shares of the Fund are a sound long term value for investors seeking a high level of income, with capital appreciation as a secondary objective.

Shares at a Discount

The Fund’s current net asset value per share is $4.50. With a recent closing price on the American Stock Exchange of $4.00, you can purchase additional shares at a discount from their underlying value. Investment return and value will vary, so shares of the Fund may subsequently be worth more or less than their original cost.

We believe that shares of the Fund are attractive, and look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill
President

GLOBAL INCOME FUND, INC.	2

SCHEDULE OF PORTFOLIO INVESTMENTS – JUNE 30, 2007 (UNAUDITED)

Principal Amount (a)			Market Value
		DEBT SECURITIES (92.55%)
		Australia (10.70%)
A$	1,500,000	Commonwealth Bank of Australia, 6.75% Senior Government
		Guaranteed Notes, due 12/01/07	$1,273,888
	$1,000,000	National Australia Bank, 8.60% Subordinated Notes, due 5/19/10	1,084,870
	$300,000	Principal Financial Group, 144A, 8.20% Senior Notes, due 8/15/09 (b)	316,462
A$	500,000	Telstra Corp. Ltd., 6.25% Senior Notes, due 4/15/15	393,561
A$	500,000	Telstra Corp. Ltd., 7.25% Senior Notes, due 11/15/12	421,691

			3,490,472

		Austria (4.23%)
	€1,000,000	Republic of Austria, 5.25% Euro Medium Term Notes, due 1/04/11	1,380,809

		Canada (11.34%)
A$	1,300,000	Government of Quebec, 6.00% Senior Unsubordinated Notes, due 2/18/09	1,088,457
C$	1,000,000	HSBC Financial Corp. Ltd., 4.00% Medium Term Notes, due 5/03/10	913,950
C$	500,000	Molson Coors Capital Finance, 5.00% Guaranteed Notes, due 9/22/15	451,034
A$	1,350,000	Province of Ontario, 5.50% Euro Medium Term Notes, due 7/13/12	1,078,211
C$	200,000	Strategic Resource Acquisition Corp., 10% Notes, due 5/30/12	169,205

			3,700,857

		Cyprus (2.02%)
	€500,000	Republic of Cyprus, 4.375% Euro Medium Term Notes, due 7/15/14	658,981

		France (8.27%)
	€1,000,000	Elf Aquitaine, 4.50% Senior Unsubordinated Notes, due 3/23/09	1,348,258
	€1,000,000	Societe Nationale des Chemins de Fer Francais, 4.625%
		Euro Medium Term Notes, due 10/25/09	1,349,464

			2,697,722

		Germany (6.02%)
	£500,000	Dresdner Bank Aktiengesellschaft, 7.75% Subordinated Bonds, due 12/07/07	1,007,586
	£500,000	RWE Finance B.V., 4.625% Notes, due 8/17/10	956,982

			1,964,568

		Hungary (2.03%)
	€500,000	Republic of Hungary, 4.00% Bonds, due 9/27/10	660,544

		Japan (4.13%)
	€1,000,000	Toyota Motor Credit Corp., 4.125% Euro Medium Term Notes, due 1/15/08	1,348,768

		Korea (1.53%)
	$500,000	Korea Development Bank, 5.75% Notes, due 9/10/13	500,339

		Mexico (3.01%)
	$1,000,000	United Mexican States, 5.625% Notes, due 1/15/17	981,500

		Netherlands (18.51%)
	€1,000,000	Aegon N.V., 4.625% Euro Medium Term Notes, due 4/16/08	1,351,950
	€500,000	Heineken N.V., 4.375% Bonds, due 2/04/10	668,803
	€1,000,000	ING Bank N.V., 5.50% Euro Medium Term Notes, due 1/04/12	1,384,897
	€1,000,000	Nederlandse Waterschapsbank, 4.00% Notes, due 2/11/09	1,339,067
	€1,000,000	Rabobank Nederland, 3.125% Senior Notes, due 7/19/10	1,293,725

			6,038,442

See notes to financial statements.	3	GLOBAL INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – JUNE 30, 2007 (UNAUDITED)

Principal Amount (a)		Market Value
	Sweden (4.17%)
€1,000,000	Kingdom of Sweden, 5.00% Eurobonds, due 1/28/09	$1,360,669

	United Kingdom (11.47%)
$1,000,000	National Westminster Bank, 7.375% Subordinated Notes, due 10/01/09	1,039,581
€1,000,000	Tesco PLC, 4.75% Euro Medium Term Notes, due 4/13/10	1,349,484
€1,000,000	Vodafone Group Plc, 4.625% Euro Medium Term Notes, due 1/31/08	1,351,576

		3,740,641

	United States (1.45%)
$500,000	CIT RV Trust 1998-A B 6.29% Subordinated Bonds, due 1/15/17	473,776

	Supranational/Other (3.67%)
$1,200,000	The International Bank for Reconstruction & Development, 5.05% Notes, due 5/29/08	1,197,960

	Total Debt Securities (cost: $29,181,201)	30,196,048

Shares
	CLOSED END FUNDS (1.21%)
	United States (1.21%)
22,000	Western Asset Emerging Market Debt Fund, Inc. (cost: $399,586)	393,140

	COMMON STOCK (0.07%)
	Canada (0.07%)
5,800	Strategic Resource Acquisition Corp. (cost: $0)	24,344

	PREFERRED STOCKS (2.26%)
	United States (2.26%)
4,000	BAC Capital Trust II, 7.00%	100,480
25,000	Corporate-Backed Trust Certificates, 8.20% (Motorola)	637,500

	Total Preferred Stocks (cost: $725,000)	737,980

Units
	UNIT INVESTMENT TRUST (1.21%)
	Canada (1.21%)
45,000	PRT Forest Regeneration Income Fund (cost: $365,893)	395,550

Shares
	MONEY MARKET FUND (0.83%)
270,497	Midas Dollar Reserves, Inc. 4.25% (c) (d) (cost: $270,497)	270,497

	Total Investments (cost: $30,942,177) (98.13%)	32,017,559

	Other assets in excess of liabilities (1.87%)	608,887

	Net Assets (100.00%)	$32,626,446

GLOBAL INCOME FUND, INC.	4	See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – JUNE 30, 2007 (UNAUDITED)

(a)	The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)	These securities are exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, these securities are considered liquid. Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Value	Percent of Net Assets
Principal Financial Group, 144A, 8.20% Senior Notes, due 8/15/09	9/16/03	$358,530	$300,000	$316,462	1.0%

(c)	Rate represents the 7-day annualized yield at June 30, 2007.

(d)	Affiliated company (Note 5).

See notes to financial statements.	5	GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2007 (Unaudited)

ASSETS
Investments in non-affiliates, at value (cost: $30,671,680)	$31,747,062
Investments in affiliates, at value (cost: $270,497)	270,497

Total investments at value	32,017,559
Interest receivable	709,090
Other assets	8,675

Total assets	32,735,324

LIABILITIES
Accrued expenses	76,023
Investment management	18,597
Administrative services	14,258

Total liabilities	108,878

NET ASSETS	$32,626,446

NET ASSET VALUE PER SHARE
(applicable to 7,396,828 shares outstanding: 20,000,000 shares of $.01 par value authorized)	$4.41

At June 30, 2007, net assets consisted of:
Paid-in capital	$36,273,083
Accumulated net realized loss on investments and foreign currencies	(4,741,965)
Net unrealized appreciation on investments and foreign currencies	1,095,328

$32,626,446

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2007 (Unaudited)

INVESTMENT INCOME
Interest (net of $6,187 of foreign tax expense)	$713,219
Dividends from affiliate	19,344
Dividends	17,471

Total investment income	750,034

EXPENSES
Investment management	112,802
Printing and postage	55,568
Administrative services	51,225
Bookkeeping and pricing	15,400
Legal	15,250
Auditing	13,575
Exchange listing	8,260
Directors	8,145
Custodian	7,255
Insurance	5,792
Transfer agent	4,860
Other	5,941

Total expenses	304,073
Expense reductions	(345)

Net expenses	303,728

Net investment income	446,306

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Sale of investments	3,167
Foreign currencies transactions	(33,418)
Net unrealized appreciation (depreciation) on:
Investments	(294,643)
Translation of assets and liabilities in foreign currencies	943,268

Net realized and unrealized gain on investments and foreign currencies	618,374

Net change in net assets resulting from operations	$1,064,680

GLOBAL INCOME FUND, INC.	6	See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended June 30, 2007 (Unaudited) and the Year Ended December 31, 2006

	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
OPERATIONS
Net investment income	$446,306	$873,751
Net realized loss from sale of investments and foreign currencies	(30,251)	(124,956)
Unrealized appreciation on investments and foreign currencies	648,625	1,671,680

Net increase in net assets resulting from operations	1,064,680	2,420,475
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from ordinary income ($0.06 and $0.13 per share, respectively)	(446,306)	(995,603)
Tax return of capital ($0.05 and $0.15 per share, respectively)	(367,088)	(1,072,996)

	(813,394)	(2,068,599)
CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions to shareholders (3,256 and 8,784 shares, respectively)	12,987	35,168

Total change in net assets	264,273	387,044
NET ASSETS
Beginning of period	32,362,173	31,975,129

End of period	$32,626,446	$32,362,173

See notes to financial statements.	7	GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2007 (UNAUDITED)

1.	Organization, Investment Objectives, and Summary of Significant Accounting Policies

Organization and Investment Objectives – Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company, whose shares are listed on the American Stock Exchange. The Fund’s primary and fundamental objective is to provide a high level of income. The Fund’s secondary, non-fundamental, investment objective is capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities and closed end funds that invest significantly in income producing securities. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, currency denomination, duration, and yield of its securities, and general economic and interest rate conditions. The Fund retains CEF Advisers, Inc. as its Investment Manager.

The following is a summary of the Fund’s significant accounting policies.

Security Valuation – Securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NASDAQ, and foreign securities are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds that offers pricing services. Open end investment companies are valued at their net asset value. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith under the direction of and pursuant to procedures established by the Fund’s Board of Directors.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on a sale of investments denominated in foreign currencies is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Foreign Currency Contracts – Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Investment in Affiliated Money Market Fund – The Fund is permitted to invest daily available cash balances in Midas Dollar Reserves, Inc. (“MDR”). MDR is an open end investment company registered under the Act. MDR operates as a money market Fund and seeks maximum current income consistent with preservation of capital and maintenance of liquidity by investing exclusively in obligations of the U.S. Government, its agencies and instrumentalities. Midas Management Corporation (“MMC”) and Investor Service Center, Inc. (“ISC”), affiliates of the Investment Adviser, act as the investment adviser and distributor, respectively, of MDR. The Investment Manager, MMC, and ISC are wholly owned subsidiaries of Winmill & Co. Incorporated. As a shareholder, the Fund is subject to its proportional share of MDR’s expenses, including its management and distribution fees. MMC and ISC have voluntarily waived management and distribution fees, respectively, due from MDR. These voluntary reimbursements to MDR may be terminated at any time. Should ISC no longer voluntarily waive its distribution fee, the Investment Manager will waive a sufficient amount of its management fee to offset the cost of ISC’s distribution fee.

GLOBAL INCOME FUND, INC.	8

NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2007 (UNAUDITED) (CONTINUED)

Investments in Other Investment Companies – The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. As a shareholder in the Fund, you would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2007, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Security Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Estimated expenses are accrued daily. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager or its affiliates serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex otherwise can be made fairly.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances were used to reduce custody expense by $345.

Distributions – Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications – The Fund indemnifies its officers and directors for certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

9	GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2007 (UNAUDITED) (CONTINUED)

2.	Fees and Transactions with Related Parties

The Fund retains the Investment Manager pursuant to an Investment Management Agreement (“IMA”). Under the terms of the IMA, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund at an annual rate of 7/10 of 1% of the first $50 million, 5/8 of 1% over $50 million to $150 million, 1/2 of 1% over $150 million. Certain officers and directors of the Fund are officers and directors of the Investment Manager. Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2007, the Fund incurred total administrative costs of $51,225, comprised of $31,450 and $19,775 for compliance and accounting services, respectively.

3.	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid to shareholders for the six months ended June 30, 2007, and for the year ended December 31, 2006 was as follows:

	June 30, 2007	December 31, 2006
Distributions paid from:
Ordinary income	$446,306	$995,603
Return of capital	367,088	1,072,996

	$813,394	$2,068,599

A reclassificiation between ordinary income and return of capital is likely to occur for the Fund’s fiscal year ended December 31, 2007, although the exact amount is not estimable at June 30, 2007.

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation on investments and foreign currencies	$446,703
Capital loss carryovers	(4,711,714)
Post-October foreign currency losses	—

$(4,265,011)

Accounting principles generally accepted in the United States of America require certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, permanent differences between book and tax accounting have been reclassified as follows:

Increase in Accumulated Undistributed Net Investment Loss	Decrease in Accumulated Net Realized Loss on Investments and Foreign Currencies	Decrease in Paid-in Capital
$1,200,430	$1,214,094	$(2,414,524)

As of December 31, 2006, the Fund had net capital loss carryovers of $4,711,714, of which $1,708,533, $1,381,580, $1,369,211 and $252,390 expires in 2007, 2008, 2010, and 2014, respectively, that may be used to offset future realized capital gains for federal income tax purposes.

4.	Securities Transactions

Purchases and sales of securities, other than short term notes, aggregated $946,131 and $968,839, respectively, for the six months ended June 30, 2007. At June 30, 2007, for federal income tax purposes the aggregate cost of securities was $30,942,177 and net unrealized appreciation was $1,075,382, comprised of gross unrealized appreciation of $1,253,859 and gross unrealized depreciation of $178,477.

GLOBAL INCOME FUND, INC.	10

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2007 (UNAUDITED) (CONTINUED)

5.	Affiliated Issuer

The term affiliate, as defined under the Act, includes companies in which there is a direct or indirect (a) ownership of, control of or, voting power over 5% or more of the outstanding voting shares or (b) control of, or common control under, another company or persons. Transactions with affiliates for the six months ended June 30, 2007 were as follows:

	Number of Shares Held						Realized
Name of Issuer	December 31, 2006	Gross Additions	Gross Reductions	June 30, 2007	Value June 30, 2007	Dividend Income	Gains/ (Losses)
Midas Dollar Reserves, Inc.	—	2,127,211	1,856,714	270,497	$270,497	$19,344	$—

6.	Bank Line of Credit

The Fund, Foxby Corp., Midas Fund, Inc., and Midas Special Fund, Inc. (the “Borrowers”) have entered into a committed secured line of credit facility with State Street Bank & Trust Company (“Bank”), the Fund’s custodian. Foxby Corp. is a closed end investment company managed by the Investment Manager, and Midas Fund, Inc. and Midas Special Fund, Inc. are open end investment companies managed by MMC, an affiliate of the Investment Manager. The aggregate amount of the line of credit is $25,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. The Bank will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of $25,000,000, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.10% per annum on the unused portion of the commitment, based on a 360-day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year. At June 30, 2007, there were no outstanding borrowings. For the six months ended June 30, 2007, there were no outstanding borrowings under the facility and the commitment fee and interest expense were $1,810 and $0, respectively, and are included in other expenses on the Statement of Operations.

7.	Foreign Securities Risk

Investing in securities of foreign issuers involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign issuers and in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

8.	Capital Stock

At June 30, 2007, there were 7,396,828 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). The shares issued and resulting increase in paid-in capital in connection with reinvestment of distributions during the six months ended June 30, 2007 and for the year ended December 31, 2006 were as follows:

	Shares Issued	Increase in Paid-in Capital
June 30, 2007	3,256	$12,987
December 31, 2006	8,784	$35,168

11	GLOBAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2007 (UNAUDITED) (CONCLUDED)

9.	Recently Issued Accounting Standards

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109, Accounting for Income Taxes” (“FIN 48”). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), requires certain expanded tax disclosures, and is to be applied to all open tax years. The implementation of the provisions of FIN 48 had no impact to the Fund’s assets and liabilities, operations, or net asset value per share.

The FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FAS 157.

GLOBAL INCOME FUND, INC.	12

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2007 (Unaudited)	Years Ended December 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance
(for a share outstanding throughout each period)
Net asset value, beginning of period	$4.38	$4.33	$4.97	$5.16	$5.04	$5.44

Income from investment operations:
Net investment income	.06	.13	.11	.11	.18	.28
Net realized and unrealized gain (loss) on investments	.08	.20	(.47)	.25	.30	(.18)

Total income from investment operations	.14	.33	(.36)	.36	.48	.10

Dilution from rights offering	—	—	—	(.21)	—	—

Less distributions to shareholders:
Net investment income	(.06)	(.13)	(.20)	(.25)	(.22)	(.28)
Return of capital	(.05)	(.15)	(.08)	(.09)	(.14)	(.22)

Total distributions	(.11)	(.28)	(.28)	(.34)	(.36)	(.50)

Net asset value, end of period	$4.41	$4.38	$4.33	$4.97	$5.16	$5.04

Market value, end of period	$4.03	$4.18	$3.95	$4.82	$5.01	$4.60

Total Return (a)
Based on net asset value	3.49%	8.43%	(6.95)%	3.57%	10.22%	0.04%

Based on market price	(.90)%	13.43%	(12.47)%	3.45%	17.25%	3.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,626	$32,362	$31,975	$36,671	$28,712	$27,589
Ratio of total expenses to average net assets	1.87%*	1.89%	1.59%	1.66%	1.61%	1.44%
Ratio of net expenses to average net assets	1.87%*	1.89%	1.59%	1.67%	1.61%	1.44%
Ratio of net expenses excluding loan interest and fees to average net assets	1.87%*	1.87%	1.58%	1.66%	1.61%	1.44%
Ratio of net investment income to average net assets	2.75%*	2.71%	2.44%	2.49%	3.54%	5.35%
Portfolio turnover rate	3%	17%	32%	97%	146%	162%

(a)	Total return on market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on net asset value basis will be higher than total return on market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on net asset value basis will be lower than total return on market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

*	Annualized.

13	GLOBAL INCOME FUND, INC.

The additional information below and on the following pages is supplemental and not part of the financial statements of the Fund.

BOARD OF DIRECTORS’ ANNUAL APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The investment management agreement (the “Agreement”) between Global Income Fund, Inc. and the investment manager, CEF Advisers, Inc., generally provides that the Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of the Fund who are not parties to the Agreement, or interested persons of any such party and (ii) by the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

In considering the annual approval of the Agreement, the Board of Directors considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Board for the meeting held in March 2007 to specifically consider the continuance of the Agreement. Such information included, among other things, the following: information comparing the management fee of the Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the investment manager’s results and financial condition and the overall organization of the investment manager; the allocation of brokerage and the benefits received by the investment manager as a result of brokerage allocation; the investment manager’s management of relationships with the custodian, transfer agents, and fund accountants; the resources devoted to the investment manager’s compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; the quality, nature, cost and character of the administrative and other non-investment management services provided by the investment manager and its affiliates; and the terms of the Agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Board of Directors also considered the nature, extent and quality of the management services provided by the investment manager. In so doing, the Board considered the investment manager’s management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the Agreement. The Board also took into account the time and attention to be devoted by management to the Fund. The Board evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment manager were appropriate to fulfill effectively its duties on behalf of the Fund. The Directors also noted that the investment manager has managed the Fund since 1997 and the Directors believe that a long-term relationship with a capable, conscientious investment manager is in the best interests of the Fund.

The Board received information concerning the investment philosophy and investment process applied by the investment manager in managing the Fund. In this regard, the Board considered the investment manager’s in-house research capabilities as well as other resources available to the investment manager personnel, including research services that may be available to the investment manager as a result of securities transactions effected for the Fund. The Board concluded that the investment manager’s investment process, research capabilities and philosophy were well suited to the Fund, given the Fund’s investment objective and policies.

In its review of comparative information with respect to Fund investment performance, the Board received comparative information, comparing the Fund’s performance to that of similar peer groups. After reviewing this information, the Board concluded that the Fund has performed within a range that the Board deemed competitive. With respect to its review of the investment management fee, the Board considered information comparing the Fund’s management fee and expense ratio to those of comparable funds with similar management fee characteristics. The Board noted that economies of scale may develop for the Fund as its assets increase and fund level expenses decline as a percentage of assets, but that fund level economies of scale may not

GLOBAL INCOME FUND, INC.	14	Additional Information (Unaudited)

necessarily result in investment manager level economies of scale. This information assisted the Board in concluding that the fee paid by the Fund is within the range of those paid by comparable funds within the closed end fund industry.

In reviewing the information regarding the expense ratio of the Fund, the Board concluded that although the Fund’s expense ratio is within a higher range excluding extraordinary expenses, it is competitive with comparable funds in light of the quality of services received and assets managed.

In addition to the factors mentioned above, the Board reviewed the level of the investment manager’s profits in providing investment management and related services for the Fund. The Board considered the fiduciary duty assumed by the investment manager in connection with the services rendered to the Fund and the business reputation of the investment manager and its financial resources. The Board also considered information regarding the character and amount of other incidental benefits received by the investment manager and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the investment manager and its affiliates may receive, such as greater name recognition, affiliated brokerage commissions or increased ability to obtain research services, appear to be reasonable, and may, in some cases, benefit the Fund. The Board concluded that in light of the services rendered, the profits realized by the investment manager are not unreasonable.

The Board did not consider any single factor as controlling in determining whether or not to continue the Agreement. Nor are the items described herein all the matters considered by the Board. In assessing the information provided by the investment manager and its affiliates, the Board also took into consideration the benefits to shareholders of investing in a fund that is part of an investment company complex.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by counsel, the Board concluded that the approval of the Agreement, including the fee structure, is in the interests of shareholders.

At a meeting of the Board of Directors of the Fund held on March 14, 2007, the Directors of the Fund, including the Independent Directors, considered and approved, subject to shareholder approval at the Annual Meeting of Stockholders (the “Meeting”), a revised investment management agreement between the Fund and the Investment Manager (the “Proposed Agreement”). If shareholder approval is obtained for the Proposed Agreement, the current agreement between the Fund and the Investment Manager (the “Current Agreement”) will remain in effect until the Meeting and the Proposed Agreement will become effective upon adjournment of the Meeting. If the Proposed Agreement is not approved by shareholders of the Fund, the Current Agreement will continue to be in effect.

Additional Information (Unaudited)	15	GLOBAL INCOME FUND, INC.

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective of providing a high level of income is fundamental and may not be changed without shareholder approval. The Fund is also subject to certain investment restrictions, set forth in its most recently effective Statement of Additional Information, that are fundamental and cannot be changed without shareholder approval. The Fund’s secondary investment objective of capital appreciation and the other investment policies described herein, unless otherwise stated, are not fundamental and may be changed by the Directors without shareholder approval. Notice to shareholders of any change in the Fund’s secondary investment objective will be provided as required by law.

PRIVACY POLICY

The Fund recognizes the importance of protecting the personal and financial information of its shareholders. We consider each shareholder’s personal information to be private and confidential. This describes the practices followed by us to protect our shareholders’ privacy. We may obtain information about you from the following sources: (1) information we receive from you on forms and other information you provide to us whether in writing, by telephone, electronically or by any other means; and (2) information regarding your transactions with us, our corporate affiliates, or others. We do not sell shareholder personal information to third parties. We will collect and use shareholder personal information only to service shareholder accounts. This information may be used by us in connection with providing services or financial products requested by shareholders. We will not disclose shareholder personal information to any non-affiliated third party except as permitted by law. We take steps to safeguard shareholder information. We restrict access to non-public personal information about you to those employees and service providers who need to know such information to provide products or services to you. Together with our service providers, we maintain physical, electronic, and procedural safeguards to guard your non-public personal information. Even if you are no longer a shareholder, our Privacy Policy will continue to apply to you. We reserve the right to modify, remove, or add portions of this Privacy Policy at any time.

PROXY VOTING

The Fund’s Proxy Voting Guidelines (the “Guidelines”) and its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310 and on the SEC’s website at www.sec.gov. The Guidelines are also posted at www.globalincomefund.net.

QUARTERLY HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.globalincomefund.net.

GLOBAL INCOME FUND, INC.	16	Additional Information (Unaudited)

MANAGED DISTRIBUTIONS

The Board’s current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid-in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, the actual exchange rate between the U.S. dollar and the currencies in which Fund assets are denominated. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Investment Company Act of 1940, as amended, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal period commencing January 1, 2007, including the distributions paid quarterly, will be comprised approximately one-half of net investment income and the balance from paid-in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated. In January after each fiscal year, a Form 1099-DIV will be sent to shareholders stating the amount and composition of distributions and providing information about their appropriate tax treatment.

DIVIDEND REINVESTMENT PLAN

Terms and Conditions of

the 2006 Restated Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares of common stock (the “Shares”) of Global Income Fund, Inc. (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, 1-800-278-4353, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s shares of Common Stock are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the greater of the Fund’s net asset value per Share or 95% of the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not an American Stock Exchange trading day, the next trading day. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market, on the American Stock Exchange (the “Exchange”) or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the market value of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed

Additional Information (Unaudited)	17	GLOBAL INCOME FUND, INC.

its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares on the Exchange on each of the five trading days the Shares traded ex-dividend on the Exchange immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open-market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by him or her to the Fund. Upon the Shareholder’s written request, the Agent will deliver to him or her, without charge, a certificate or certificates for the full Shares.

6. The Agent will confirm to the Shareholder each acquisition for his or her account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued by such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate his or her account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent two days prior to any dividend or distribution payment date. If the request is received less than two days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash. Upon any termination the Agent will cause a certificate or certificates for the full Shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to him or her.

GLOBAL INCOME FUND, INC.	18	Additional Information (Unaudited)

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith or willful misconduct or that of its employees.

13. Neither the Fund or the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

HISTORICAL DISTRIBUTION SUMMARY

Period	Investment Income	Return of Capital	Total
6 Months Ended 6/30/07*	$0.060	$0.050	$0.110
2006	$0.130	$0.150	$0.280
2005	$0.200	$0.080	$0.280
2004	$0.245	$0.090	$0.335
2003	$0.220	$0.140	$0.360
2002	$0.280	$0.220	$0.500
2001	$0.360	$0.200	$0.560
2000	$0.420	$0.160	$0.580
6 Months Ended 12/31/99	$0.230	$0.070	$0.300
12 Months Ended 6/30/99	$0.550	$0.130	$0.680
12 Months Ended 6/30/98	$0.520	$0.320	$0.840

*	A reclassification of ordinary income and return of capital is likely to occur for the year ending December 31, 2007, although the exact amount is not estimable at June 30, 2007.

Additional Information (Unaudited)	19	GLOBAL INCOME FUND, INC.

WWW.GLOBALINCOMEFUND.NET

Visit us on the web at www.globalincomefund.net. The site provides information about the Fund, including market performance, net asset value (“NAV”), dividends, press releases, and shareholder reports. For further information, please email us at info@globalincomefund.net. The Fund is a member of the Closed-End Fund Association (“CEFA”). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

STOCK DATA

Price (6/30/07)	$4.03
Net Asset Value (6/30/07)	$4.41
Discount	8.6%

American Stock Exchange Symbol: GIF Newspaper exchange listings appear under an abbreviation, such as: Glinc

2007 DISTRIBUTION PAYMENT DATES

Declaration	Record	Payment
March 2	March 15	March 30
June 1	June 15	June 29
September 6	September 18	September 28
December 3	December 18	December 31

FUND INFORMATION

Investment Manager	Stock Transfer Agent and Registrar
CEF Advisers, Inc.	American Stock Transfer & Trust Co.
11 Hanover Square	59 Maiden Lane
New York, NY 10005	New York, NY 10038
1-212-344-6310	www.amstock.com
1-800-278-4353

Internet	Custodian
www.globalincomefund.net	State Street Bank & Trust Co.
email: info@globalincomefund.net	801 Pennsylvania Avenue
Kansas City, MO 64105

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market. These purchases may be made from time to time, at such times and in such amounts as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

GLOBAL INCOME FUND, INC.	20	Additional Information (Unaudited)

GLOBAL INCOME FUND

11 Hanover Square

New York, NY 10005

Printed on recycled paper

GIF-SAR 6/07

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

 Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 10, 2007	Global Income Fund, Inc. By: /s/ Thomas B. Winmill —————————————— Thomas B. Winmill President

September 10, 2007	Global Income Fund, Inc. By: /s/ Thomas O'Malley —————————————— Thomas O'Malley Chief Financial Officer